Prospectus Supplement — July 1, 2011 to the Prospectuses, as supplemented, of the following fund:

Fund	Prospectuses Dated
Columbia Global Extended Alpha Fund	12/30/2010

Fees and Expenses of the Fund

The fee and expense table in the section entitled “Fees and Expenses of the Fund” is hereby replaced with the following:

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class I, R, R4, Z

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of offering price at the time of purchase, or current net asset value, whichever is less)	1%	5%	1%	None

Annual Fund Operating Expenses(a) (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class I	Class R	Class R4	Class Z

Management fees	1.05%	1.05%	1.05%	1.05%	1.05%	1.05%	1.05%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.50%	0.00%	0.00%
Other expenses	2.30%	2.30%	2.30%	2.15%	2.30%	2.45%	2.30%
Total annual fund operating expenses	3.60%	4.35%	4.35%	3.20%	3.85%	3.50%	3.35%
Less: Fee waiver/expense reimbursement(b)	(2.05%)	(2.05%)	(2.05%)	(2.02%)	(2.05%)	(2.02%)	(2.05%)
Total annual fund operating expenses after fee waiver/expense reimbursement(b)	1.55%	2.30%	2.30%	1.18%	1.80%	1.48%	1.30%

(a)	Expense ratios have been adjusted to reflect current fees.
(b)	Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until December 31, 2011, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses will not exceed the annual rates of 1.55% for Class A, 2.30% for Class B, 2.30% for Class C, 1.18% for Class I, 1.80% for Class R, 1.48% for Class R4 and 1.30% for Class Z.

S-6527-3 A (7/11)

The Example in the section entitled “Fees and Expenses of the Fund” is hereby replaced with the following:

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods (unless otherwise noted). The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example includes contractual commitments to waive fees and reimburse expenses expiring as indicated in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years

Class A (whether or not shares are redeemed)	$724	$1,436	$2,168	$4,092
Class B (if shares are redeemed)	$733	$1,433	$2,244	$4,219
Class B (if shares are not redeemed)	$233	$1,133	$2,044	$4,219
Class C (if shares are redeemed)	$333	$1,133	$2,044	$4,375
Class C (if shares are not redeemed)	$233	$1,133	$2,044	$4,375
Class I (whether or not shares are redeemed)	$120	$797	$1,499	$3,368
Class R (whether or not shares are redeemed)	$183	$987	$1,810	$3,952
Class R4 (whether or not shares are redeemed)	$151	$887	$1,645	$3,644
Class Z (whether or not shares are redeemed)	$132	$839	$1,570	$3,505

Fund Management and Compensation

The fourth paragraph under the section entitled “Fund Management and Compensation” is hereby replaced with the following:

The Fund pays Columbia Management a fee for managing its assets. Under the Investment Management Services Agreement (IMS Agreement), the fee for the most recent fiscal year was 1.12% of the Fund’s average daily net assets, including an adjustment under the terms of a performance incentive arrangement that increased the management fee by 0.07% for the most recent fiscal year. The performance incentive adjustment (PIA) was computed by comparing the Fund’s performance to the performance of the MSCI All Country World Index. The maximum adjustment (increase or decrease) was 0.50% of the Fund’s average net assets on an annual basis. Under the IMS Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A new investment management services agreement (new IMS Agreement) with Columbia Management was approved by the Fund’s Board in September 2010 and by Fund shareholders at a Joint Special Meeting of Shareholders held on February 15, 2011 in connection with various initiatives to achieve consistent investment management service and fee structures across all funds in the Fund Family. The new IMS Agreement includes the elimination of the PIA. Effective July 1, 2011, the PIA to the investment management services fee is terminated. A discussion regarding the basis for the Board approving the new IMS Agreement is available in the Fund’s semiannual report to shareholders for the period ended April 30, 2011.

S-6527-3 A (7/11)